UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04802

Name of Fund: Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
      Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/04

Date of reporting period: 11/01/03 - 10/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        Merrill Lynch
                                        Municipal
                                        Intermediate
                                        Term Fund

Annual Report
October 31, 2004

[LOGO] Merrill Lynch Investment Managers

Merrill Lynch Municipal Intermediate Term Fund

Distribution by Market Sector (unaudited)

                                                             Percentage of Total
As of October 31, 2004                                          Investments
--------------------------------------------------------------------------------
Other Revenue Bonds .........................................       78.7%
General Obligation Bonds ....................................       14.8
Mutual Funds ................................................        6.5
Other* ......................................................         --**
                                                                   ------
Total .......................................................      100.0%
                                                                   ======

*     Includes portfolio holdings in short-term investments.
**    Amount is less than 0.1%.

Important Tax Information (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust during the taxable year ended October 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the Fund paid a taxable ordinary income distribution on December 31, 2003 of $.028366 per share to shareholders of record on December 22, 2003.

Please retain this information for your records.


2     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, the financial markets were facing a number of uncertainties. At the top of investors' minds were questions about economic expansion, corporate earnings, interest rates and inflation, politics, oil prices and terrorism.

After benefiting from aggressive monetary and fiscal policy stimulus, some fear the U.S. economy has hit a "soft patch." In fact, economic expansion has slowed somewhat in recent months, but we believe it is easing into a pace of growth that is sustainable and healthy. The favorable economic environment has served to benefit American corporations, which have continued to post strong earnings. Although the most impressive results were seen earlier in the year, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board (the Fed) has signaled its confidence in the economic recovery by increasing the Federal Funds target rate four times in the past several months, from 1% to 2% as of the November 10 Federal Open Market Committee meeting. Inflation, for its part, has remained in check. Investors and economists are focused on how quickly Fed policy will move from here.

With the presidential election now behind us, any politically provoked market angst should subside to some extent. The effect of oil prices, however, is more difficult to predict. At around $50 per barrel, the price of oil is clearly a concern. However, on an inflation-adjusted basis and considering modern usage levels, the situation is far from the crisis proportions we saw in the 1980s. Finally, although terrorism and geopolitical tensions are realities we are forced to live with today, history has shown us that the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +6.03% and a six-month return of +4.79% as of October 31, 2004. Long-term bond yields were slightly lower at October 31, 2004 than they were a year earlier. As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                                Sincerely,


                                                /s/ Terry K. Glenn

                                                Terry K. Glenn
                                                President and Trustee


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004     3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category average for the fiscal year, as we sought to limit net asset value volatility and maintain a competitive yield.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long- and intermediate-term U.S. Treasury bond yields generally moved lower -- despite an increase in short-term interest rates by the Federal Reserve Board (the Fed).

As the period began, long-term Treasury yields declined while their prices, which move in the opposite direction, rose. Somewhat surprisingly, this increase in bond prices came as the U.S. economy continued to improve. However, solid job creation remained elusive, producing a drag on consumer confidence. Against this backdrop, investors became convinced that the Fed would hold short-term interest rates near their historic lows, and by mid-March 2004, yields on 30-year U.S. Treasury bonds had declined to 4.65%.

In early April, however, monthly jobs reports began to show unexpectedly large gains. Consumer confidence increased, and investors started to anticipate that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. Yields rose in response, with long-term Treasury bond yields surpassing 5.50% early in June 2004.

For the rest of the period, bond yields generally fell (and prices rose) as payroll growth began to wane and inflation appeared negligible. Although the Fed embarked on a tightening cycle with a 25 basis point (.25%) interest rate hike in June, it also telegraphed its intention to continue raising rates at a measured pace, removing earlier concerns about the potential for more dramatic increases in the near future. Despite additional Fed interest rate hikes in August and September, the prospect for a moderate tightening of monetary policy helped support higher bond prices, and lower yields, for the remainder of the Fund's fiscal year. By October 31, 2004, the 30-year Treasury bond yield stood at 4.79%, a decline of 34 basis points from a year earlier. The yield on the 10-year U.S. Treasury note was 4.02%, a 27 basis point drop during the same 12-month period.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility in the municipal market was more subdued. Yields on long-term revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 27 basis points during the past 12 months. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 22 basis points to 4.60%, while yields on 10-year AAA-rated issues dropped 28 basis points to 3.40%.

The tax-exempt market was supported by generally positive supply/demand dynamics. While more than $360 billion in new long-term tax-exempt bonds was issued in the past 12 months, this represented a decline of approximately 6% compared to the previous year. The declining supply amid favorable demand allowed tax-exempt bond prices to perform in line with the taxable market.

How did the Fund perform during the period in light of the existing market conditions?

For the 12-month period ended October 31, 2004, Merrill Lynch Municipal Intermediate Term Fund's Class A, Class B, Class C and Class I Shares had total returns of +4.47%, +4.24%, +4.25% and +4.57%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) Fund returns lagged the +6.03% return of the benchmark Lehman Brothers Municipal Bond Index, but surpassed the +3.99% average return of the Lipper Intermediate Municipal Debt Funds category for the same period. (Funds in this Lipper category invest primarily in municipal debt issues with dollar-weighted average maturities in the area of five to ten years.) In addition, the Fund's 12-month net yield of 4.14% exceeded that of the Lipper category.


4     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

The Fund's longer-than-average duration benefited performance for much of the period but did detract from results at those times when interest rates rose. Because investments with longer durations are more sensitive to rising interest rates, their value will tend to decline more when rates go up. Despite considerable market volatility throughout the year, our duration stance generally worked to the Fund's advantage as interest rates remained near historic lows. The volatility also presented us with trading opportunities throughout the year.

What changes were made to the portfolio during the year?

Within our intermediate-term investment parameters, we continued to focus on buying premium-coupon bonds with longer maturities. In particular, we preferred the 10-year to 12-year sector of the yield curve, where we were able to capture an incremental yield advantage. By taking advantage of the steep yield curve, we generally were able to increase the Fund's yield while reducing its price volatility with the use of hedge positions.

One specific transaction during the period was the purchase of premium-coupon California State Department of Water bonds that we converted into a derivative position. We made use of a hedge position to offset the price volatility associated with this derivative security.

We also eliminated the Fund's exposure to lower-rated bonds, including holdings backed by tobacco company revenues, as credit spreads tightened and these securities outperformed. In their place, we purchased higher-rated bonds and were successful in our efforts to upgrade the Fund's overall credit quality. At the end of the Fund's fiscal year, the portfolio maintained an average credit-quality rating of AA.

How would you characterize the Fund's position at the close of the period?

We plan to maintain our focus on adding premium-coupon bonds with 10-year to 12-year maturities. In the current market, however, the availability of bonds offering coupons of 5.25% and higher is limited. Given the relatively low yield levels, we believe supply/demand factors will become a driving force behind future municipal market performance.

We expect the market to be highly sensitive to economic news in the months ahead, contributing to continued bond price volatility. This should present the Fund with buying and selling opportunities. Similarly, the Fed and its actions will continue to bear heavily on bond values. Should the Fed continue to increase short-term rates at a "measured" pace over the next 12 months to 18 months, we would expect longer-term bond yields to head modestly higher.

William R. Bock
Vice President and Portfolio Manager

November 12, 2004


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004     5

[LOGO] Merrill Lynch Investment Managers

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 1%, declining to 0% after three years. All Class B Shares purchased prior to December 1, 2002 will maintain the one-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.10% per year and an account maintenance fee of 0.20% per year. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% per year and an account maintenance fee of 0.20% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. The Fund's investment adviser reimbursed a portion of the Fund's expenses. Without such reimbursement the Fund's performance would have been lower. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                               6-Month         12-Month        10-Year      Standardized
As of October 31, 2004                                      Total Return     Total Return    Total Return   30-Day Yield
========================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares*             +4.28%          +4.47%          +75.88%         3.05%
------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares*             +4.07           +4.24           +72.15          2.87
------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares*             +4.07           +4.25           +72.07          2.88
------------------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class I Shares*             +4.23           +4.57           +77.63          3.15
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index**                          +4.79           +6.03           +97.71            --
------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.
** This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


6     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

ML Municipal Intermediate Term Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1994 to October 2004:

                                    10/94            10/95             10/96            10/97             10/98
ML Municipal Intermediate
 Term Fund+--
Class A Shares*                     $ 9,900          $10,848           $11,301          $12,143           $13,104

ML Municipal Intermediate
Term Fund+--
Class B Shares*                     $10,000          $10,934           $11,354          $12,186           $13,122

                                    10/99            10/00             10/01            10/02             10/03            10/04
ML Municipal Intermediate
 Term Fund+--
Class A Shares*                     $12,797          $13,781           $15,157          $15,923           $16,665          $17,413

ML Municipal Intermediate
 Term Fund+--
Class B Shares*                     $12,801          $13,742           $15,081          $15,810           $16,511          $17,215

                                    10/94            10/95             10/96            10/97             10/98
Lehman Brothers Municipal
Bond Index++                        $10,000          $11,484           $12,139          $13,169           $14,225

                                    10/99            10/00             10/01            10/02             10/03            10/04
Lehman Brothers Municipal
Bond Index++                        $13,973          $15,162           $16,755          $17,738           $18,646          $19,771

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 10/31/04                               +4.47%          +3.42%
--------------------------------------------------------------------------------
Five Years Ended 10/31/04                             +6.35           +6.14
--------------------------------------------------------------------------------
Ten Years Ended 10/31/04                              +5.81           +5.70
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 10/31/04                                 +4.24%          +3.24%
--------------------------------------------------------------------------------
Five Years Ended 10/31/04                               +6.11           +6.11
--------------------------------------------------------------------------------
Ten Years Ended 10/31/04                                +5.58           +5.58
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.
**    Assuming payment of applicable contingent deferred sales charge.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004     7

[LOGO] Merrill Lynch Investment Managers

Performance Data (concluded)

ML Municipal Intermediate Term Fund's Class C and Class I Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class I Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1994 to October 2004:

                                    10/94            10/95             10/96            10/97             10/98
ML Municipal Intermediate
Term Fund+--
Class C Shares*                     $10,000          $10,936           $11,354          $12,184           $13,118

ML Municipal Intermediate
Term Fund+--
Class I Shares*                     $ 9,900          $10,859           $11,323          $12,180           $13,156

Lehman Brothers Municipal
Bond Index++                        $10,000          $11,484           $12,139          $13,169           $14,225

                                    10/99            10/00             10/01            10/02             10/03            10/04
ML Municipal Intermediate
Term Fund+--
Class C Shares*                     $12,782          $13,735           $15,058          $15,801           $16,503          $17,207

ML Municipal Intermediate
Term Fund+--
Class I Shares*                     $12,874          $13,878           $15,263          $16,051           $16,814          $17,585

Lehman Brothers Municipal
Bond Index++                        $13,973          $15,162           $16,755          $17,738           $18,646          $19,771

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from federal income taxes, with a dollar-weighted average maturity from five to 12 years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

      Past performance is not predictive of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 10/31/04                                  +4.25%         +3.25%
--------------------------------------------------------------------------------
Five Years Ended 10/31/04                                +6.13          +6.13
--------------------------------------------------------------------------------
Ten Years Ended 10/31/04                                 +5.58          +5.58
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                                 Return Without    Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 10/31/04                               +4.57%          +3.52%
--------------------------------------------------------------------------------
Five Years Ended 10/31/04                             +6.44           +6.22
--------------------------------------------------------------------------------
Ten Years Ended 10/31/04                              +5.91           +5.81
--------------------------------------------------------------------------------
*     Maximum sales charge is 1%.
**    Assuming maximum sales charge.


8     MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2004 and held through October 31, 2004) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds:

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                      Expenses Paid
                                                          Beginning               Ending           During the Period*
                                                        Account Value         Account Value          May 1, 2004 to
                                                         May 1, 2004         October 31, 2004       October 31, 2004
=====================================================================================================================
Actual
=====================================================================================================================
Class A                                                     $1,000              $1,042.80                 $4.55
---------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000              $1,040.70                 $5.61
---------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000              $1,040.70                 $5.56
---------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000              $1,042.30                 $4.03
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
Class A                                                     $1,000              $1,020.55                 $4.50
---------------------------------------------------------------------------------------------------------------------
Class B                                                     $1,000              $1,019.50                 $5.55
---------------------------------------------------------------------------------------------------------------------
Class C                                                     $1,000              $1,019.55                 $5.50
---------------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000              $1,021.05                 $3.99
---------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.89% for Class A, 1.10% for Class B, 1.09% for Class C and .79% for Class I), multiplied by the average account value over the period, multiplied by 182/364 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 364.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004     9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's      Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                     Value
===================================================================================================================================
Alaska--1.3%              AAA       Aaa       $ 2,250   Alaska Student Loan Corporation, Student Loan Revenue Bonds,
                                                        AMT, Series A, 5.65% due 7/01/2012 (a)                            $   2,423
===================================================================================================================================
Arizona--3.1%             AAA       Aaa         5,000   Arizona School Facilities Board, COP, Series B, 5.25%
                                                        due 9/01/2015 (d)                                                     5,656
===================================================================================================================================
Arkansas--0.9%            NR*       Aaa         1,500   University of Arkansas, University Revenue Refunding Bonds
                                                        (UAMS Campus), Series A, 5% due 11/01/2016 (b)                        1,652
===================================================================================================================================
California--16.9%         NR*       NR*           875   Agua Caliente Band of Cahuilla Indians, California, Casino
                                                        Revenue Bonds, 5.60% due 7/01/2013                                      892
                          AAA       Aaa         5,000   California Infrastructure and Economic Development Bank, Bay
                                                        Area Toll Bridges Revenue Bonds, First Lien, Series A, 5.25%
                                                        due 7/01/2014 (d)                                                     5,651
                          NR*       Aaa         5,000   California State Department of Water Resources, Power Supply
                                                        Revenue Bonds, DRIVERS, Series 532, 8.94% due 5/01/2010 (a)(c)        6,436
                          NR*       Aaa         6,150   California State Economic Recovery, GO, RIB, Series 928X, 8.48%
                                                        due 7/01/2014 (c)(f)                                                  7,908
                          A-        Baa1        3,500   California State Public Works Board, Lease Revenue Bonds
                                                        (Department of Corrections), Series C, 5.50% due 6/01/2014            3,974
                          AAA       Aaa         5,050   Long Beach, California, Harbor Revenue Bonds, AMT, Series B,
                                                        5.25% due 5/15/2013 (b)                                               5,553
                          A1+       Aaa           700   Stanislaus, California, Waste-to-Energy Financing Agency, Solid
                                                        Waste Facility Revenue Refunding Bonds (Ogden Martin System
                                                        Inc. Project), VRDN, 1.75% due 1/01/2010 (b)(g)                         700
===================================================================================================================================
Colorado--3.4%            AAA       Aaa         5,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                        Series D, 7.75% due 11/15/2013 (a)                                    6,168
===================================================================================================================================
Connecticut--0.7%         AAA       Aaa         1,075   Ridgefield, Connecticut, GO, Refunding, 5% due 7/01/2014              1,215
===================================================================================================================================
Florida--1.4%             NR*       NR*           295   Double Branch Community, Florida, Development District, Special
                                                        Assessment Bonds, Series B-1, 5.60% due 5/01/2007                       296
                          NR*       NR*           830   Middle Village Community Development District, Florida, Special
                                                        Assessment Bonds, Series C, 5.125% due 5/01/2009                        834
                          NR*       NR*           495   Reunion East Community Development District, Florida, Special
                                                        Assessment, Series B, 5.90% due 11/01/2007                              502
                          NR*       NR*         1,000   Sterling Hill, Florida, Community Development District, Capital
                                                        Improvement Revenue Refunding Bonds, Series B, 5.50%
                                                        due 11/01/2010                                                        1,017
===================================================================================================================================
Georgia--2.4%             A1+       VMIG1@      3,300   Atlanta, Georgia, Water and Wastewater Revenue Bonds, VRDN,
                                                        Series C, 1.74% due 11/01/2041 (d)(g)                                 3,300
                          NR*       NR*         1,050   Fulton County, Georgia, Residential Care Facilities Revenue
                                                        Refunding Bonds (Canterbury Court Project), Series A, 5%
                                                        due 2/15/2014                                                         1,035
===================================================================================================================================
Illinois--16.6%           AAA       NR*         5,000   Chicago, Illinois, O'Hare International Airport Revenue
                                                        Refunding Bonds, DRIVERS, AMT, Series 370, 8.395%
                                                        due 7/01/2011 (c)(d)                                                  5,963
                          NR*       NR*         1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury
                                                        Redevelopment Project), Series A, 6.57% due 2/15/2013                 1,050
                          AAA       Aaa         5,000   Chicago, Illinois, Transit Authority, Capital Grant Receipts
                                                        Revenue Bonds (Federal Transit Administration Section 5307
                                                        Formula Funds), Series A, 5.25% due 6/01/2015 (a)                     5,683
                          AAA       Aaa         4,300   Cook County, Illinois, Capital Improvement, GO, Series B, 5.25%
                                                        due 11/15/2015 (b)                                                    4,866
                                                        Illinois Health Facilities Authority Revenue Refunding Bonds,
                                                        VRDN (g):
                          A1+       VMIG1@      1,750         (Resurrection Health Care), Series A, 1.75%
                                                              due 5/15/2029 (d)                                               1,750
                          A1+       VMIG1@      5,400         (University of Chicago Hospitals), 1.74% due 8/01/2026 (b)      5,400
                          AA-       A1          5,000   Illinois State Toll Highway Authority, Toll Highway Priority
                                                        Revenue Bonds, Series A, 6.30% due 1/01/2011                          5,877

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
IDA        Industrial Development Authority
RIB        Residual Interest Bonds
TAN        Tax Anticipation Notes
VRDN       Variable Rate Demand Notes


10    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's      Face
State                     Ratings+  Ratings+   Amount   Municipal Bonds                                                     Value
===================================================================================================================================
Indiana--3.2%             AA-       NR*       $ 5,000   Franklin Township, Indiana, School Building Corporation, Marion
                                                        County, First Mortgage Revenue Bonds, 6.0% due 7/15/2010 (e)      $   5,896
===================================================================================================================================
Massachusetts--6.9%       AAA       Aaa         5,000   Massachusetts State, GO, Refunding, Series C, 5.50%
                                                        due 12/01/2016 (d)                                                    5,849
                                                        Massachusetts State Port Authority, Special Facilities Revenue
                                                        Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
                          AAA       Aaa         2,500         5.50% due 1/01/2014                                             2,652
                          AAA       Aaa         4,000         5.50% due 1/01/2015                                             4,211
===================================================================================================================================
New Jersey--9.2%          BBB       Baa2        4,000   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.375%
                                                        due 6/15/2015                                                         4,325
                          AAA       Aaa         6,000   New Jersey State Transit Corporation, COP, Refunding, Series A,
                                                        5.25% due 9/15/2015 (a)                                               6,769
                          NR*       Aaa         5,000   Port Authority of New York and New Jersey, Revenue Refunding
                                                        Bonds, RIB, AMT, Series 701-X, 9.49% due 10/15/2014 (b)(c)            5,948
===================================================================================================================================
New York--1.1%            NR*       NR*         1,000   Schenectady, New York, GO, TAN, 6.25% due 12/30/2004                    999
                          NR*       NR*         1,000   Westchester County, New York, IDA, Continuing Care Retirement
                                                        Mortgage Revenue Bonds (Kendal on the Hudson Project),
                                                        Series A, 5.625% due 1/01/2013                                        1,013
===================================================================================================================================
Oregon--6.5%              AAA       Aaa         5,475   Oregon State Department of Administrative Services, COP,
                                                        Series A, 5.75% due 5/01/2010 (a)(e)                                  6,320
                          AAA       Aaa         5,000   Oregon State Department of Administrative Services, Lottery
                                                        Revenue Bonds, Series B, 5.75% due 4/01/2009 (d)(e)                   5,699
===================================================================================================================================
Pennsylvania--3.0%        AAA       Aaa         4,940   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                        Revenue Bonds, Senior Series A, 5.25% due 12/01/2014 (b)              5,613
===================================================================================================================================
Tennessee--1.2%           NR*       VMIG1@        600   Sevier County, Tennessee, Public Building Authority Revenue
                                                        Bonds, Local Government PublicImprovement IV, VRDN, Series E-4,
                                                        1.75% due 6/01/2020 (a)(g)                                              600
                          AA        Aa2         1,600   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                                        Series 2-C, 5.85% due 7/01/2009                                       1,679
===================================================================================================================================
Texas--6.7%               BBB-      NR*         2,000   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                                        Energy Inc. Project), Series B, 7.75% due 12/01/2018                  2,190
                          AAA       Aaa         5,000   Dallas-Fort Worth, Texas, International Airport Revenue
                                                        Refunding and Improvement Bonds, AMT, Series A, 5.75%
                                                        due 11/01/2014 (f)                                                    5,623
                          AAA       Aaa         4,000   Houston, Texas, Combined Utility System, First Lien Revenue
                                                        Refunding Bonds, Series A, 5.25% due 5/15/2015 (b)                    4,515
===================================================================================================================================
Washington--9.2%          NR*       Aa1         4,860   Pierce County, Washington, School District Number 416, White
                                                        River, GO, 6.0% due 12/01/2010 (e)                                    5,682
                          A         Aa3         5,000   Seattle, Washington, Municipal Light and Power Revenue Bonds,
                                                        6% due 10/01/2012                                                     5,633
                          AA        Aa1         5,000   Washington State, GO, Series B, 6% due 1/01/2012                      5,683
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$163,282)--93.7%                       172,700
                          =========================================================================================================

===================================================================================================================================

                                               Shares
                                                 Held   Mutual Funds
===================================================================================================================================
                                                  244   BlackRock Insured Municipal 2008 Term Trust, Inc.                     4,046
                                                  378   BlackRock Insured Municipal Term Trust, Inc.                          4,241
                                                  344   BlackRock Municipal Target Term Trust Inc.                            3,668
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Mutual Funds (Cost--$12,145)--6.5%                             11,955
                          =========================================================================================================


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    11

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                               Shares
                                                 Held   Short-Term Securities                                               Value
                          =========================================================================================================
                                                   19   Merrill Lynch Institutional Tax-Exempt Fund (h)                   $      19
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$19)--0.0%                            19
                          =========================================================================================================
                          Total Investments (Cost--$175,446**)--100.2%                                                      184,674

                          Liabilities in Excess of Other Assets--(0.2%)                                                        (379)
                                                                                                                          ---------
                          Net Assets--100.0%                                                                              $ 184,295
                                                                                                                          =========

*     Not Rated.
** The cost and unrealized appreciation/depreciation of investments as of October 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ...........................................       $175,446
                                                                       ========
      Gross unrealized appreciation ............................        $ 9,574
      Gross unrealized depreciation ............................           (346)
                                                                       --------
      Net unrealized appreciation ..............................        $ 9,228
                                                                       ========

+     Ratings of issues shown are unaudited.
@     Highest short-term rating by Moody's Investors Service, Inc.
(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.
(d)   FSA Insured.
(e)   Prerefunded.
(f)   FGIC Insured.
(g) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2004.
(h) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund          (14,400)        $63
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of October 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                                    Unrealized
                                                       Notional    Appreciation/
                                                        Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.737% interest

      Broker, J.P. Morgan Chase Bank
      Expires November 2014                            $12,000            $(306)

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.47% interest

      Broker, Morgan Stanley Capital
      Services, Inc.
      Expires January 2015                             $14,000               25

      Receive a variable rate equal to 7-Day
      Bond Market Association Municipal
      Swap Index Rate and pay a fixed
      rate of 3.807% interest

      Broker, J.P. Morgan Chase Bank
      Expires November 2014                            $ 4,000             (126)
      --------------------------------------------------------------------------
      Total                                                               $(407)
                                                                          =====

      See Notes to Financial Statements.


12    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Statement of Assets and Liabilities

As of October 31, 2004
==================================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$175,426,329)                                                                          $ 184,655,060
                       Investments in affiliated securities, at value (identified
                        cost--$19,241)                                                                                      19,241
                       Cash ...................................................................                             84,649
                       Unrealized appreciation on forward interest rate swaps .................                             25,018
                       Receivables:
                          Securities sold .....................................................    $  17,955,297
                          Interest ............................................................        2,537,756
                          Beneficial interest sold ............................................        1,312,006
                          Dividends (including $1 from affiliates) ............................           48,042        21,853,101
                                                                                                   -------------
                       Prepaid expenses .......................................................                             42,741
                                                                                                                     -------------
                       Total assets ...........................................................                        206,679,810
                                                                                                                     -------------
==================================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps .................                            432,236
                       Payables:
                          Securities purchased ................................................       21,121,125
                          Beneficial interest redeemed ........................................          487,643
                          Dividends to shareholders ...........................................          164,472
                          Investment adviser ..................................................           88,518
                          Other affiliates ....................................................           20,657
                          Distributor .........................................................           18,092        21,900,507
                                                                                                   -------------
                       Accrued expenses .......................................................                             51,806
                                                                                                                     -------------
                       Total liabilities ......................................................                         22,384,549
                                                                                                                     -------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Net assets .............................................................                      $ 184,295,261
                                                                                                                     =============
==================================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------------------
                       Class A Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                      $     512,481
                       Class B Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                            200,942
                       Class C Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                            267,412
                       Class I Shares of beneficial interest, $.10 par value, unlimited
                        number of shares authorized ...........................................                            731,963
                       Paid-in capital in excess of par .......................................                        172,729,589
                       Undistributed investment income--net ...................................    $      36,934
                       Undistributed realized capital gains--net ..............................          994,427
                       Unrealized appreciation--net ...........................................        8,821,513
                                                                                                   -------------
                       Total accumulated earnings--net ........................................                          9,852,874
                                                                                                                     -------------
                       Net Assets .............................................................                      $ 184,295,261
                                                                                                                     =============
==================================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $55,127,794 and 5,124,811 shares
                        of beneficial interest outstanding ....................................                      $       10.76
                                                                                                                     =============
                       Class B--Based on net assets of $21,622,824 and 2,009,423 shares
                        of beneficial interest outstanding ....................................                      $       10.76
                                                                                                                     =============
                       Class C--Based on net assets of $28,767,372 and 2,674,124 shares
                        of beneficial interest outstanding ....................................                      $       10.76
                                                                                                                     =============
                       Class I--Based on net assets of $78,777,271 and 7,319,630 shares
                        of beneficial interest outstanding ....................................                      $       10.76
                                                                                                                     =============

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    13

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended October 31, 2004
==================================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------------------
                       Interest ...............................................................                      $   7,517,622
                       Dividends (including $63,250 from affiliates) ..........................                            410,420
                                                                                                                     -------------
                       Total income ...........................................................                          7,928,042
                                                                                                                     -------------
==================================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...............................................    $     955,503
                       Accounting services ....................................................          104,211
                       Account maintenance and distribution fees--Class C .....................           93,943
                       Account maintenance and distribution fees--Class B .....................           76,418
                       Registration fees ......................................................           66,482
                       Professional fees ......................................................           56,832
                       Printing and shareholder reports .......................................           55,018
                       Account maintenance fees--Class A ......................................           54,680
                       Transfer agent fees--Class I ...........................................           40,899
                       Transfer agent fees--Class A ...........................................           35,622
                       Transfer agent fees--Class C ...........................................           22,360
                       Transfer agent fees--Class B ...........................................           20,080
                       Trustees' fees and expenses ............................................           14,770
                       Custodian fees .........................................................           14,277
                       Pricing fees ...........................................................            7,482
                       Other ..................................................................           39,688
                                                                                                   -------------
                       Total expenses before waiver and reimbursement .........................        1,658,265
                       Waiver and reimbursement of expenses ...................................          (52,482)
                                                                                                   -------------
                       Total expenses after waiver and reimbursement ..........................                          1,605,783
                                                                                                                     -------------
                       Investment income--net .................................................                          6,322,259
                                                                                                                     -------------
==================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ....................................................        2,472,661
                          Forward interest rate swaps--net ....................................       (1,497,952)          974,709
                                                                                                   -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ....................................................          516,721
                          Forward interest rate swaps--net ....................................         (363,718)          153,003
                                                                                                   -------------------------------
                       Total realized and unrealized gain--net ................................                          1,127,712
                                                                                                                     -------------
                       Net Increase in Net Assets Resulting from Operations ...................                      $   7,449,971
                                                                                                                     =============

      See Notes to Financial Statements.


14    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Statements of Changes in Net Assets

                                                                                                          For the Year Ended
                                                                                                              October 31,
                                                                                                   -------------------------------
Increase (Decrease) in Net Assets:                                                                      2004              2003
==================================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .................................................    $   6,322,259     $   4,982,627
                       Realized gain--net .....................................................          974,709           303,948
                       Change in unrealized appreciation/depreciation--net ....................          153,003           773,222
                                                                                                   -------------------------------
                       Net increase in net assets resulting from operations ...................        7,449,971         6,059,797
                                                                                                   -------------------------------
==================================================================================================================================
Dividends & Distributions to Shareholders
----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .............................................................       (2,005,785)       (1,809,005)
                          Class B .............................................................         (879,871)       (1,195,772)
                          Class C .............................................................       (1,084,171)         (652,966)
                          Class I .............................................................       (2,350,236)       (1,314,527)
                       Realized gain--net:
                          Class A .............................................................         (142,655)         (316,356)
                          Class B .............................................................          (75,713)         (249,900)
                          Class C .............................................................          (80,956)          (85,807)
                          Class I .............................................................         (132,414)         (217,583)
                                                                                                   -------------------------------
                       Net decrease in net assets resulting from dividends and distributions
                        to shareholders .......................................................       (6,751,801)       (5,841,916)
                                                                                                   -------------------------------
==================================================================================================================================
Beneficial Interest Transactions
----------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest transactions       29,786,917        26,532,366
                                                                                                   -------------------------------
==================================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ...........................................       30,485,087        26,750,247
                       Beginning of year ......................................................      153,810,174       127,059,927
                                                                                                   -------------------------------
                       End of year* ...........................................................    $ 184,295,261     $ 153,810,174
                                                                                                   -------------------------------
                          * Undistributed investment income--net ..............................    $      36,934     $      60,823
                                                                                                   ===============================

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    15

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

                                                                                          Class A
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended October 31,
                                                            -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2004           2003           2002           2001           2000
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $ 10.71        $ 10.69        $ 10.60        $ 10.04        $  9.74
                                                            -------------------------------------------------------------------
                       Investment income--net ...........       .39+           .40+           .39            .42            .43
                       Realized and unrealized gain--net        .08            .09            .13            .56            .30
                                                            -------------------------------------------------------------------
                       Total from investment operations .       .47            .49            .52            .98            .73
                                                            -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........      (.39)          (.40)          (.39)          (.42)          (.43)
                          Realized gain--net ............      (.03)          (.07)          (.04)            --             --
                                                            -------------------------------------------------------------------
                       Total dividends and distributions       (.42)          (.47)          (.43)          (.42)          (.43)
                                                            -------------------------------------------------------------------
                       Net asset value, end of year .....   $ 10.76        $ 10.71        $ 10.69        $ 10.60        $ 10.04
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share      4.47%          4.68%          5.05%          9.98%          7.69%
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement ...................       .89%           .95%           .99%          1.01%           .90%
                                                            ===================================================================
                       Expenses .........................       .92%           .97%          1.00%          1.01%           .90%
                                                            ===================================================================
                       Investment income--net ...........      3.66%          3.70%          3.73%          4.10%          4.37%
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ..................   $55,128        $51,786        $45,563        $40,269        $34,930
                                                            ===================================================================
                       Portfolio turnover ...............    211.00%        214.92%        201.37%        169.70%        210.04%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
      See Notes to Financial Statements.


16    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

                                                                                          Class B
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended October 31,
                                                            -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2004           2003           2002           2001           2000
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $ 10.71        $ 10.69        $ 10.60        $ 10.04        $  9.75
                                                            -------------------------------------------------------------------
                       Investment income--net ...........       .37+           .38+           .37            .40            .41
                       Realized and unrealized gain--net        .08            .09            .13            .56            .29
                                                            -------------------------------------------------------------------
                       Total from investment operations .       .45            .47            .50            .96            .70
                                                            -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........      (.37)          (.38)          (.37)          (.40)          (.41)
                          Realized gain--net ............      (.03)          (.07)          (.04)            --             --
                                                            -------------------------------------------------------------------
                       Total dividends and distributions       (.40)          (.45)          (.41)          (.40)          (.41)
                                                            -------------------------------------------------------------------
                       Net asset value, end of year .....   $ 10.76        $ 10.71        $ 10.69        $ 10.60        $ 10.04
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share      4.24%          4.46%          4.83%          9.75%          7.35%
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement ...................      1.10%          1.17%          1.21%          1.22%          1.12%
                                                            ===================================================================
                       Expenses .........................      1.13%          1.18%          1.21%          1.22%          1.12%
                                                            ===================================================================
                       Investment income--net ...........      3.45%          3.48%          3.53%          3.89%          4.16%
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ..................   $21,623        $28,678        $37,155        $37,875        $46,571
                                                            ===================================================================
                       Portfolio turnover ...............    211.00%        214.92%        201.37%        169.70%        210.04%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    17

[LOGO] Merrill Lynch Investment Managers

                                                                                          Class C
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended October 31,
                                                            -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2004           2003           2002           2001           2000
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $ 10.71        $ 10.69        $ 10.59        $ 10.04        $  9.74
                                                            -------------------------------------------------------------------
                       Investment income--net ...........       .37+           .38+           .37            .40            .41
                       Realized and unrealized gain--net        .08            .09            .14            .55            .30
                                                            -------------------------------------------------------------------
                       Total from investment operations .       .45            .47            .51            .95            .71
                                                            -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........      (.37)          (.38)          (.37)          (.40)          (.41)
                          Realized gain--net ............      (.03)          (.07)          (.04)            --             --
                                                            -------------------------------------------------------------------
                       Total dividends and distributions       (.40)          (.45)          (.41)          (.40)          (.41)
                                                            -------------------------------------------------------------------
                       Net asset value, end of year .....   $ 10.76        $ 10.71        $ 10.69        $ 10.59        $ 10.04
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share      4.25%          4.46%          4.93%          9.64%          7.45%
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement ...................      1.10%          1.15%          1.20%          1.22%          1.12%
                                                            ===================================================================
                       Expenses .........................      1.12%          1.17%          1.20%          1.22%          1.12%
                                                            ===================================================================
                       Investment income--net ...........      3.46%          3.50%          3.47%          3.89%          4.16%
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ..................   $28,767        $28,974        $10,276        $ 2,462        $ 3,744
                                                            ===================================================================
                       Portfolio turnover ...............    211.00%        214.92%        201.37%        169.70%        210.04%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


18    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Financial Highlights (concluded)

                                                                                          Class I
The following per share data and ratios have been derived   -------------------------------------------------------------------
from information provided in the financial statements.                        For the Year Ended October 31,
                                                            -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2004           2003           2002           2001           2000
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year   $ 10.71        $ 10.69        $ 10.60        $ 10.05        $  9.75
                                                            -------------------------------------------------------------------
                       Investment income--net ...........       .40+           .40+           .40            .43            .44
                       Realized and unrealized gain--net        .08            .10            .13            .55            .30
                                                            -------------------------------------------------------------------
                       Total from investment operations .       .48            .50            .53            .98            .74
                                                            -------------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ........      (.40)          (.41)          (.40)          (.43)          (.44)
                          Realized gain--net ............      (.03)          (.07)          (.04)            --             --
                                                            -------------------------------------------------------------------
                       Total dividends and distributions       (.43)          (.48)          (.44)          (.43)          (.44)
                                                            -------------------------------------------------------------------
                       Net asset value, end of year .....   $ 10.76        $ 10.71        $ 10.69        $ 10.60        $ 10.05
                                                            ===================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share      4.57%          4.77%          5.16%          9.98%          7.80%
                                                            ===================================================================
===============================================================================================================================
Ratios to Average Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and
                        reimbursement ...................       .79%           .85%           .89%           .90%           .80%
                                                            ===================================================================
                       Expenses .........................       .82%           .87%           .90%           .90%           .80%
                                                            ===================================================================
                       Investment income--net ...........      3.76%          3.80%          3.84%          4.21%          4.47%
                                                            ===================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of year
                        (in thousands) ..................   $78,777        $44,372        $34,066        $35,538        $51,675
                                                            ===================================================================
                       Portfolio turnover ...............    211.00%        214.92%        201.37%        169.70%        210.04%
                                                            ===================================================================

*     Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    19

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on material changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


20    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $26,085 has been reclassified between undistributed net investment income and undistributed net realized capital gains on investments as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% on the average daily value of the Fund's net assets. Effective June 1, 2004, MLIM waived .05% of its fee resulting in an annual fee equal to .50% of the average daily net assets of the Fund. For the year ended October 31, 2004, MLIM earned fees of $955,503 of which $37,324 was waived. In addition, the Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to MLIM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the year ended October 31, 2004, MLIM reimbursed the Fund in the amount of $15,158.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee         Fee
--------------------------------------------------------------------------------
Class A ..................................             .10%              --
Class B ..................................             .20%             .10%
Class C ..................................             .20%             .10%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2004, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $   437              $11,135
Class I ..............................              $    86              $ 1,389
--------------------------------------------------------------------------------

For the year ended October 31, 2004, MLPF&S received contingent deferred sales charges of $16,930 and $9,190 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $15,312 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2004.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2004, the Fund reimbursed MLIM $4,403 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    21

[LOGO] Merrill Lynch Investment Managers

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2004, were $343,287,220 and $329,481,332, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $29,786,917 and $26,532,366 for the years ended October 31, 2004 and October 31, 2003, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2004                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           838,629        $ 9,026,237
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................           121,928          1,307,478
Automatic conversion of shares ...........           396,127          4,260,640
                                                 ------------------------------
Total issued .............................         1,356,684         14,594,355
Shares redeemed ..........................        (1,067,695)       (11,445,172)
                                                 ------------------------------
Net increase .............................           288,989        $ 3,149,183
                                                 ==============================

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended October 31, 2003                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           941,647        $10,053,844
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................           117,720          1,260,630
Automatic conversion of shares ...........           514,940          5,505,804
                                                 ------------------------------
Total issued .............................         1,574,307         16,820,278
Shares redeemed ..........................        (1,002,408)       (10,683,694)
                                                 ------------------------------
Net increase .............................           571,899        $ 6,136,584
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2004                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           335,575        $ 3,594,046
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................            51,545            553,628
                                                 ------------------------------
Total issued .............................           387,120          4,147,674
Automatic conversion of shares ...........          (395,936)        (4,260,640)
Shares redeemed ..........................          (658,857)        (7,089,984)
                                                 ------------------------------
Net decrease .............................          (667,673)       $(7,202,950)
                                                 ==============================

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended October 31, 2003                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           708,218        $ 7,598,941
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................            84,893            909,367
                                                 ------------------------------
Total issued .............................           793,111          8,508,308
Automatic conversion of shares ...........          (514,786)        (5,505,804)
Shares redeemed ..........................        (1,077,205)       (11,550,698)
                                                 ------------------------------
Net decrease .............................          (798,880)       $(8,548,194)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2004                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         1,039,826        $11,199,165
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................            63,764            683,890
                                                 ------------------------------
Total issued .............................         1,103,590         11,883,055
Shares redeemed ..........................        (1,134,874)       (12,156,879)
                                                 ------------------------------
Net decrease .............................           (31,284)       $  (273,824)
                                                 ==============================

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended October 31, 2003                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,103,435        $22,573,791
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................            42,072            450,697
                                                 ------------------------------
Total issued .............................         2,145,507         23,024,488
Shares redeemed ..........................          (401,742)        (4,294,871)
                                                 ------------------------------
Net increase .............................         1,743,765        $18,729,617
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended October 31, 2004                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         4,703,151        $50,458,796
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................            76,783            824,007
                                                 ------------------------------
Total issued .............................         4,779,934         51,282,803
Shares redeemed ..........................        (1,601,885)       (17,168,295)
                                                 ------------------------------
Net increase .............................         3,178,049        $34,114,508
                                                 ==============================

--------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended October 31, 2003                              Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................         2,057,821        $22,041,935
Shares issued to shareholders
   in reinvestment of dividends
   and distributions .....................            85,313            913,926
                                                 ------------------------------
Total issued .............................         2,143,134         22,955,861
Shares redeemed ..........................        (1,188,025)       (12,741,502)
                                                 ------------------------------
Net increase .............................           955,109        $10,214,359
                                                 ==============================


22    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended October 31, 2004. On November 26, 2004, the credit agreement was renewed for one year under substantially the same terms.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2004 and October 31, 2003 was as follows:

-------------------------------------------------------------------------------
                                                  10/31/2004         10/31/2003
-------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ......................       $ 6,320,063        $ 4,972,270
  Ordinary income ........................           431,738            869,646
                                                 ------------------------------
Total distributions ......................       $ 6,751,801        $ 5,841,916
                                                 ==============================

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ..........................         $   19,720
Undistributed tax-exempt income--net ........................             36,934
Undistributed long-term capital gains--net ..................            974,707
                                                                      ----------
Total undistributed earnings--net ...........................          1,031,361
Unrealized gains--net .......................................          8,821,513
                                                                      ----------
Total accumulated earnings--net .............................         $9,852,874
                                                                      ==========


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    23

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Trust") as of October 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 14, 2004


24    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Officers and Trustees (unaudited)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             157 Portfolios
            08543-9011     Trustee               ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.

====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Trustee      1986 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes      Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 64                              tional Consultant, Urban Institute, Washington, DC
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Trustee      1994 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985                         Inc.
            Age: 52                              to 1989; Associate Professor, Graduate School of
                                                 Business Administration, University of Michigan
                                                 from 1979 to 1985.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Trustee      2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 59                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director
                                                 and Secretary of SCB Partners, Inc. since 2000;
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kevin A.    P.O. Box 9095  Trustee      1992 to  Founder and currently Director Emeritus of Boston     48 Funds        None
Ryan        Princeton, NJ               present  University Center for the Advancement of Ethics and   48 Portfolios
            08543-9095                           Character and Director thereof from 1989 to 1999;
            Age: 72                              Professor from 1982 to 1999 and currently Professor
                                                 Emeritus of Education of Boston University; formerly
                                                 taught on the faculties of The University of Chicago,
                                                 Stanford University and Ohio State University.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Trustee      2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 69                              to 1995; Deputy Inspector General, U.S. Department of
                                                 State from 1991 to 1994; U.S. Ambassador to The
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    25

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees (unaudited) (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Trustee      1986 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne &
West        Princeton, NJ               present  1984 to 1993 and currently Dean Emeritus of           48 Portfolios   Co., Inc.;
            08543-9095                           New York University Leonard N. Stern School of                        Vornado
            Age: 66                              Business Administration, New York University from                     Realty Trust;
                                                 1995 to present.                                                      Vornado
                                                                                                                       Operating
                                                                                                                       Company and
                                                                                                                       Alexander's,
                                                                                                                       Inc.
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Trustee      2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of The Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            * The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1998 to 2000.
            08543-9011     President
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
William R.  P.O. Box 9011  Vice         1995 to  Vice President of MLIM since 1994.
Bock        Princeton, NJ  President    present
            08543-9011
            Age: 68
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


26    MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


      MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND      OCTOBER 31, 2004    27

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

                                                                 #10437 -- 10/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending October 31, 2004 - $24,000
                                  Fiscal Year Ending October 31, 2003 - $26,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2004 - $0
                                  Fiscal Year Ending October 31, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2004 - $5,610
                                  Fiscal Year Ending October 31, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2004 - $0
                                  Fiscal Year Ending October 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2004 - $13,270,096
             Fiscal Year Ending October 31, 2003 - $18,737,552

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust


By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: December 13, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    -----------------------
    Terry K. Glenn,
    President of
    Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: December 13, 2004


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust

Date: December 13, 2004